                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                        [ X ]
Filed by a Party other than the Registrant     [   ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Tri-State 1st Bank, Inc.
          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

       [ X ]    No fee required.
       [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
                0-11.
                1)      Title of each class of securities to which transaction
                        applies:
                        ------------------------------------------------------------
                2)      Aggregate number of securities to which transaction applies:
                        ------------------------------------------------------------
                3)      Per unit price or other underlying value of transaction
                        computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                        ------------------------------------------------------------
                4)      Proposed maximum aggregate value of transaction:
                        ------------------------------------------------------------
                5)      Total fee paid:
                        ------------------------------------------------------------
       [   ]    Fee paid previously with preliminary materials.
       [   ]    Check box if any part of the fee is offset as provided by Exchange
                Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by
                registration statement number, or the Form or Schedule and the date of its filing.
                1)      Amount Previously Paid:
                        ------------------------------------------------------------
                2)      Form, Schedule or Registration Statement No.:
                        ------------------------------------------------------------
                3)      Filing Party:
                        ------------------------------------------------------------
                4)      Date Filed:
                        ------------------------------------------------------------

                            TRI-STATE 1ST BANK, INC.
                                  P. O. Box 796
                           East Liverpool, Ohio, 43920

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD APRIL 18, 2001, AT THE OFFICES OF
                           1ST NATIONAL COMMUNITY BANK
                             16924 ST. CLAIR AVENUE
                              EAST LIVERPOOL, OHIO

Dear Tri-State 1st Bank, Inc. Shareholder:

      You are cordially invited to attend the 2001 Annual Meeting of the Shareholders of Tri-State 1st Bank, Inc., an Ohio corporation ("1st Bank"), on Wednesday, April 18, 2001. The meeting will be held at the executive offices of 1st National Community Bank at 16924 St. Clair Avenue, East Liverpool, Ohio, at 7:00 P.M. 1st National Community Bank ("1st National") is a wholly- owned subsidiary of 1st Bank. Whether or not you will attend the Annual Meeting of the Shareholders, I urge you to IMMEDIATELY SIGN AND RETURN THE ENCLOSED PROXY in the envelope provided casting your vote on these important issues.

You are being asked to consider and vote on the following proposals:

      1. To set the number of Class 2 Directors to be elected at three (3) members of the Board of Directors and to elect three (3) Class 2 Directors each for a term of three (3) years to serve until the year 2004 A.D., or until the next meeting of Shareholders called for the purpose of electing Class 2 Directors. All three (3) of the current Class 2 Directors have been nominated for re-election.

      2. To increase the authorized number of shares of the corporation from 1,000,000 to 3,000,000.

      3.  To approve and adopt the Tri-State 1st Bank, Inc. 2001 Stock Option
          Plan.

      4. To ratify the appointment of S. R. Snodgrass, A.C., as the independent certified public accountants for 1st Bank in 2001.

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The close of business on March 9, 2001, has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors
St. Clair Township, Ohio
March 19, 2001
Keith R. Clutter, Secretary


                             YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. IF YOU CHOOSE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND PERSONALLY CAST YOUR VOTES.

                            TRI-STATE 1st BANK, INC.
                                  P. O. BOX 796
                           EAST LIVERPOOL, OHIO, 43920

                               2001 ANNUAL MEETING

                                 PROXY STATEMENT

                        PROXIES, SOLICITATION AND VOTING

This Proxy Statement is furnished to the shareholders ("Shareholders") of Tri-State 1st Bank, Inc. ("1st Bank") in connection with the solicitation by the 1st Bank management, by order of the Board of Directors, of proxies ("Proxies") for use at the Annual Meeting of Shareholders to be held on April 18, 2001, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The enclosed Proxy is for use at the Annual Meeting if a Shareholder is unable to attend the Annual Meeting in person or wishes to have his shares of common stock, no par value, of 1st Bank (the "Common Stock") voted by Proxy even if he attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before it is exercised, by notice to the Secretary of 1st Bank, by executing and delivering a Proxy having a later date, or by such persons appearing at the Annual Meeting and electing to vote in person. All shares of Common Stock of 1st Bank represented by valid Proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted at the Annual Meeting. The execution of a Proxy will in no way affect a Shareholder's right to attend the Annual Meeting and vote in person.

The election of the Class 2 Directors, the appointment of S. R. Snodgrass A.C. as Company auditors, the increase in the authorized shares and the adoption of the 2001 Option Plan of Tri-State 1st Bank, Inc. all require the affirmative vote of a majority of votes cast, at a meeting that the holders of a majority of the outstanding Common Stock are present in person or by proxy. Abstentions and broker non-votes will be included in determining the number of shares present at the Annual Meeting of Shareholders but will not be included in determining the number of votes cast and as a result will not be considered in determining the outcome of the vote.

Holders of Common Stock of record at the close of business on March 9, 2001, (the "Record Date") will be entitled to vote at the Annual Meeting and at any adjournment thereof. At the close of business on the Record Date, 1st Bank had issued and outstanding 667,313 shares of Common Stock. In the election of Class 2 Directors, and in deciding all other questions presented at the Annual Meeting of Shareholders, each Shareholder will be entitled to one vote for each share of Common Stock held.

The cost of soliciting Proxies will be borne by 1st Bank. In addition to the use of the mails, Proxies may be solicited by personal contact or telephone. If applicable, banks, brokers, nominees and fiduciaries will be required to forward the soliciting material to the principals and obtain authorization for the execution of Proxies. 1st Bank will, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding Proxy material to the principals.

                              ELECTION OF DIRECTORS

                                [PROPOSAL NO. 1]

The persons named in the accompanying Proxy will vote for the election of the nominees named below as Class 2 Directors, unless otherwise directed by the Shareholders giving Proxies. All nominees are now Class 2 Directors and all have consented to be named and to serve if elected. The Bylaws of 1st Bank provide that the number of Directors to be elected at the Annual Meeting of the Shareholders will be determined by resolution of the Board of Directors or the Shareholders. The number of Directors has been fixed at nine, divided into three equal Classes of three: Class 1, Class 2 and Class 3. The current term of the Class 2 Directors expires at this Annual Meeting and three Class 2 Directors are to be elected at the Annual Meeting, each for a three year term.

Provided a quorum is present, Class 2 Directors will be elected by the affirmative vote of not less than a majority of all shares present in person or represented by Proxy at the Annual Meeting. At each meeting of Shareholders for the election of Directors at which a quorum is present, the persons receiving the greatest number of votes shall be deemed elected Directors. Any Shareholder may cumulate his votes at an election of Directors upon fulfillment of the conditions prescribed in Section 1701.55 of the Ohio Revised Code, or any similar statute which may hereafter be enacted. Such Section generally requires that a Shareholder desiring to cumulate voting give advance notice in writing at least 48 hours before the Annual Meeting of his or her desire that the voting at the Annual Meeting be cumulative and that announcement of the giving of such notice be at the commencement of the Annual Meeting. Upon fulfillment of these notice requirements, each Shareholder has the right to cumulate the voting power he or she possesses and to give one candidate as many votes as the number of Directors to be elected multiplied by the number his or her votes equals, or to distribute his or her votes on the same principle among two or more candidates as he or she sees fit.

The Proxy solicited hereby cannot be voted for the election of a person to fill a directorship for which no nomination has been duly made.

Nominations for election to the Board of Directors may be made by any Shareholder entitled to vote for the election of Directors. Any such nomination shall contain the following information: (i) the name and address of the proposed nominee; (ii) the principal occupation of the nominee; (iii) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder will be voted for the proposed nominee; (iv) the name and residential address of each nominating Shareholder; (v) the number of shares of Common Stock owned by the nominating Shareholder; (vi) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder are owned by the proposed nominee; and (vii) the signed consent of the proposed nominee to serve on the Board, if elected. Such nomination shall be delivered to the Secretary of 1st Bank not later than the opening of business at the Annual Meeting.

Nominations not made in accordance herewith may be disregarded by the chairperson of the meeting, and upon the chairperson's instructions the vote tellers may disregard all votes cast for each such nominee. If, at the time of the Annual Meeting of Shareholders, any of the nominees named in the Proxy Statement should be unable or decline to serve as a Class 2 Director, the Proxies are authorized to be voted for such substitute nominee or nominees as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a Class 2 Director.

Set forth below are the names of the nominees for election to the Board of Directors as Class 2 Directors and certain information furnished by such nominees to 1st Bank concerning themselves. The persons named below will be nominated for election to serve until the 2004 A.D. Annual Meeting of the Shareholders. It is the intention of the persons named in the Proxy to vote "For" the resolution establishing the number of Class 2 Directors at three (3) persons and to vote "For" the election of these three (3) nominees.

                                 RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.

NOMINEES FOR THE CLASS 2 DIRECTORS

                                    Position and Offices                        Present and Principal
                                    Held at 1st Bank              Director      Occupation for last
Name                       Age      and Subsidiaries              Since         five years
----                       ---      ----------------              -----         ----------
Keith R. Clutter           57       Director - Secretary           1987         Secretary of 1st Bank;
                                    of 1st  Bank; President                     President 1st National
                                    of 1st National; Secretary                  (banking)
                                    of Gateminder Corp.

G. Allen Dickey            67       Director - 1st  Bank;          1987         Chairman of D.W.
                                    1st National                                Dickey & Son, Inc.
                                                                                (construction material)

John P. Scotford, Sr.      69       Director - 1st  Bank;          1987         President - McBarscot
                                    1st  National                               Company (automobile
                                                                                dealer)

IDENTIFICATION OF OTHER DIRECTORS AND EXECUTIVE OFFICERS

The following persons are (i) current Directors of 1st Bank who are serving as either Class 1 Directors, whose terms expire in 2003, or Class 3 Directors, whose terms expire in 2002, and/or (ii) executive officers of 1st National.

                                    Position and Offices                        Present and Principal
                                    Held at 1st Bank              Director      Occupation for last
Name                       Age      and Subsidiaries              Since         five years
----                       ---      ----------------              -----         ----------
CLASS 2 DIRECTORS

William E. Blair           65       Director- 1st Bank;            1991         President of Bill
                                    1st  National                               Blair Inc. (oil & gas
                                                                                exploration)

Stephen W. Cooper          57       Director - 1st  Bank;          1989         President of Cooper
                                    1st National                                Insurance Agency
                                                                                (general insurance)


                                    Position and Offices                        Present and Principal
                                    Held at 1st Bank              Director      Occupation for last
Name                       Age      and Subsidiaries              Since         five years
----                       ---      ----------------              -----         ----------
CLASS 2 DIRECTORS (CONTINUED)

Marvin H. Feldman          55       Director - 1st  Bank;          1987         Partner in The
                                    1st National                                Feldman Agency
                                                                                (general insurance)

CLASS 3 DIRECTORS

Charles B. Lang            61       Director - President           1987         President of 1st  Bank;
                                    of 1st Bank; Chairman                       Chairman & CEO of
                                    and CEO of 1st National:                    1st National (banking)
                                    President of Gateminder

R. Lynn Leggett            53       Director -1st Bank;            1996         Funeral Director,
                                    1st National                                Eells-Leggett Funeral Home
                                                                                (funeral services)

John C. Thompson           74       Director - 1st  Bank;          1987         Chairman of The
                                    1st National                                Hall China Company
                                                                                (pottery manufacturer)

OTHER EXECUTIVE OFFICERS

                                    Position and Offices                        Present and Principal
                                    Held at 1st Bank                            Occupation for last
Name                       Age      and Subsidiaries                            five years
----                       ---      ----------------                            ----------
Kevin Anglemyer            36       Chief Financial Officer,                    Chief Financial
                                    1st Bank, 1st National,                     Officer since 1998;
                                    Gateminder; CPA                             over 11 years of
                                                                                banking experience

Roger D. Sanford           52       Vice President of                           Vice President and Branch
                                    1st National                                Administrator of 1st National
                                                                                since 1999; Vice President
                                                                                & Branch Manager since 1992;
                                                                                over 29 years of banking
                                                                                experience

R. Keith Broadbent         57       Vice President of                           Vice President of 1st National
                                    1st National                                since 1996; Loan Officer of
                                                                                1st National since 1995; over 32
                                                                                years of banking experience

Steven A. Mabbott          44       Vice President of                           Vice President & Loan
                                    1st National                                Department Manager of 1st
                                                                                National since 1994; over 13
                                                                                years of banking experience

                                    Position and Offices                        Present and Principal
                                    Held at 1st Bank                            Occupation for last
Name                       Age      and Subsidiaries                            five years
----                       ---      ----------------                            ----------

Vickie L. Owens            39       Vice President of                           Vice President & Supervisor
                                    1st National                                of Data Processing of 1st
                                                                                National since 1991; over 22
                                                                                years of banking experience

Lester W. Smith            71       Vice President of                           Vice President of
                                    1st National                                Pennsylvania Operations of 1st
                                                                                National since 1999; over
                                                                                41 years of experience in
                                                                                financial field

Joseph M.                  36       Vice President of                           Vice President & Loan
Schmalstieg                         1st National                                Officer: 1st  National since
                                                                                1998; over 6 years of
                                                                                banking experience

Judy A. Mouse              33       Assistant Cashier of                        Assistant Cashier & Branch
                                    1st National                                Supervisor; 1st National since
                                                                                1998; over 12 years of
                                                                                banking experience

Michael P. Palmer          34       Assistant Vice President                    Assistant Vice President &
                                    & Loan Officer of                           Loan Officer; 1st National
                                    1st National                                since 1997; over 9 years of
                                                                                experience in financial field

BOARD OF DIRECTOR AND COMMITTEE MEETINGS

During 2000, the Board of Directors of 1st Bank held five regular meetings of the Board. 1st Bank has no standing audit, nominating, compensation or other committees of the Board of Directors. All of 1st Bank's Directors attended at least 75% of its Board meetings except Directors Dickey, Feldman, Thompson and Leggett all of whom attended four of the six meetings and Director Scotford who did not attend any of the six meetings. The Directors of 1st Bank also constitute the entire Board of Directors of 1st National Community Bank, a wholly-owned subsidiary of 1st Bank. There were twelve meetings of the Board of Directors of 1st National. All of 1st National's Directors attended at least 75% of its Board meetings except for Director Scotford who attended two of the twelve meetings. Director Scotford travels extensively and lives at a Florida residence for a good portion of the year.

                             EXECUTIVE COMPENSATION

The following table reflects the compensation paid by 1st National during 2000, 1999 and 1998 for services in all capacities by the Chairman & CEO. No employee received an annual salary and bonus in excess of $100,000. More specific information regarding compensation is provided in the notes accompanying the tables.

SUMMARY COMPENSATION TABLE

                                                Annual Compensation
                                              Salary            Bonus
 Name and Position         Year               (A)               (A)
 ----------------------------------------------------------------------
 Charles B. Lang           2000               $75,748           $7,584
 Chairman & CEO            1999                71,760            1,528
                           1998                64,972            3,428

(A) Amounts shown include all cash compensation earned and received by the named executive officer.

OPTIONS/SAR GRANTS/INCENTIVE PLANS

1st Bank does have in place a stock option plan that was approved by the Shareholders at their annual meeting on March 19, 1997. A committee is chosen by the Board of Directors of 1st National each year comprised of Directors but not including any executive officers of either 1st Bank or 1st National for the purpose of awarding options to purchase Common Stock of 1st Bank to deserving officers and Directors for the year 2000. Under the Plan, there are 65,782 shares of 1st Bank stock eligible for distribution under the stock option plan.

Effective August 24, 2000, 13,400 share options were granted to fifteen officers and Directors of 1st National at an exercise price of $28.00 per share for a term of ten (10) years to expire in ten years on August 23, 2010 A.D. The Fair Market Value per share on August 24, 2000, was $28.00 per share. A total of 8,150 Incentive Stock Options were granted to eight key officers and 5,250 Non-Qualified Stock Options were granted to seven Directors.

The following table describes the individual stock options granted to the Chief Executive Officer of 1st Bank and 1st National during the year 2000:

                      Option/SAR Grants in Last Fiscal Year
                     Individual Grants to Executive Officers
------------------------------------------------------------------------------------------
                     Number of       % of Total
                    Securities      Options/SARs
                    Underlying       Granted to
                   Options/SARs      Employees        Exercise or Base
Name               Granted (#)     in fiscal year       Price ($/Sh)      Expiration Date
------------------------------------------------------------------------------------------
Charles B. Lang         2,700          20%                 $28.00              8/23/2010

The following table describes each exercise of stock options and SARs during the year 2000 by the named executive officer of 1st National and 1st Bank:

               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values
-------------------------------------------------------------------------------------------------
                                                         Number of Securities      Value of
                                                              Underlying          Unexercised
                                                             Unexercised         In-the-Money
                                                             Options/SARs        Options/SARs
                                                             at FY-End (#)       at FY-End (#)
                    Shares Acquired                          Exercisable/        Exercisable/
Name                on Exercise (#)    Value Realized       Unexercisable        Unexercisable
-------------------------------------------------------------------------------------------------
Charles B. Lang         None                $0                 14,950/0           $160,150/$0

There are no other stock option or stock appreciation rights plans, nor are there any long- term incentive plans for employees of 1st Bank or 1st National.

COMPENSATION OF DIRECTORS

For the year 2000, no compensation was paid to any Directors of 1st Bank for their services to the holding company. No compensation was paid to Directors Lang and Clutter as Directors of 1st National, who are compensated in their capacity as officers of 1st National. Compensation paid to each of the remaining seven outside Directors of 1st National was as follows: an annual retainer of $2,800; $275 for each of the twelve Board meetings attended; and $225 for each Executive Committee attended (three outside Directors are assigned to each of the monthly Executive Committee meetings). $225 was paid to three members of the Audit Committee for each of the two meetings attended.

EMPLOYMENT ARRANGEMENTS

1st Bank has not entered into any employment contracts with any of its executive officers, nor is there any arrangement, plan or agreement in effect between 1st Bank and any executive officer providing for compensation to be paid in the event of the resignation, retirement or termination of any such officer or in the event of a change in control of 1st Bank.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

As of March 9, 2001, there were 667,313 shares of Common Stock issued and outstanding and 65,782 stock options to purchase unissued shares of which all stock options are owned by current Directors and officers of 1st National. The following table sets forth information as of March 9, 2001, with respect to beneficial ownership of 1st Bank's Common Stock by: (i) all persons known to 1st Bank to be considered to own beneficially more than five (5%) percent of its voting securities; (ii) all Directors and Director nominees of 1st Bank; and
(iii) all of 1st Bank's officers and Directors as a group. Unless otherwise stated, each person so named exercises or would exercise sole voting power and investment power as to the shares of Common Stock so indicated.

                                       AMOUNT AND
                                       NATURE OF
NAME AND ADDRESS                       BENEFICIAL
OF BENEFICIAL OWNER                    OWNERSHIP(1)         PERCENTAGE OF CLASS
-------------------------------------------------------------------------------
William E. Blair, Jr.                   8,225(2)            1.12%
13004 Woodworth Road
New Springfield, OH 44443

Keith R. Clutter                        8,100(3)            1.10%
2642 Carter Street
East Liverpool, OH  43920

Stephen W. Cooper                       4,885 (4)           *
933 Park Boulevard
East Liverpool, OH  43920

G. Allen Dickey                        23,809 (5)           3.25%
6938 State Route 45
Lisbon, OH  44432

Marvin H. Feldman                      30,209 (6)           4.12%
932 Midway Lane
East Liverpool, OH  43920

Charles B. Lang                        67,810 (7)           9.25%
R. D. #1, Box 255
Chester, WV  26034

R. Lynn Leggett                         7,561 (8)           1.03%
425 Chestnut Street
Lisbon, OH  44432

John P. Scotford                       52,969 (9)           7.23%
7316 Christopher Drive
Poland, OH  44514

John C. Thompson                       14,309 (10)          1.95%
913 Park Boulevard
East Liverpool, OH  43920

Kevin Anglemyer                         2,525 (11)          *
126 Ambrose Drive
Clinton, PA  15026

R. Keith Broadbent                      1,875 (12)          *
1321 Riverview Street
East Liverpool, OH  43920

Roger D. Sanford                        4,669 (13)          *
50621 Stagecoach Road
East Liverpool, OH  43920

                                       AMOUNT AND
                                       NATURE OF
NAME AND ADDRESS                       BENEFICIAL
OF BENEFICIAL OWNER                    OWNERSHIP(1)         PERCENTAGE OF CLASS
-------------------------------------------------------------------------------

Steven A. Mabbott                       2,950 (14)          *
15792 Highland Drive
East Liverpool, OH 43920

Lester W. Smith                         1,050 (15)          *
101 Murray Drive
Beaver, PA 15009

Vickie L. Owens                           500 (16)          *
545 Densmore Avenue
East Liverpool, OH 43920

All Directors and Executive
Officers as a group                       231,446           31.57%



* Indicates that the percentage of shares beneficially owned does not exceed 1% of the class.

(1) For the purposes of this table, shares are considered "beneficially" owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that such person has the right to acquire within 60 days. In computing the percentage of ownership for each nominee, director and principal officer and the group, the shares covered by exercisable stock options held by such nominee, director, principal officer and group are deemed outstanding. In calculating the percentage of class owned, the total number of shares issued and outstanding have been increased to reflect the number of shares that would be outstanding.

(2) Includes 1,500 shares owned of record, 2,500 shares owned in the name of his spouse and 4,225 stock options.

(3)   Includes 550 shares owned of record and 7,550 stock options.

(4)   Includes 660 shares owned of record and 4,225 stock options.

(5) Includes 660 shares owned of record, 18,580 shares owned in trust and in the name of his spouse and 4,569 stock options.

(6) Includes 550 shares owned of record, 25,090 shares owned jointly with his spouse, in the name of his spouse, in the name of his spouse in Trust and held in corporate name, and 4,569 stock options.

(7) Includes 3,312 shares owned of record, 49,548 shares held in Trust, an IRA custodial account and as Co-Trustee of the Francis H. Lang Trust, and 14,950 stock options.

(8) Includes 310 shares owned of record, 3,714 shares owned jointly with his spouse in broker accounts and 3,537 stock options.

(9) Includes 550 shares owned of record, 47,850 shares held in Trust from himself and in Trust in the name of his spouse and 4,569 stock options.

(10)  Includes 9,740 shares owned of record and 4,569 stock options.

(11) Includes 150 shares owned of record, 50 shares in an IRA custodial account and 2,325 stock options.

(12) Includes 300 shares are owned jointly with another person and 1,575 stock options.

(13)  All 4,669 shares are by stock options.

(14)  All 2,950 shares are by stock options.

(15) Includes 50 shares owned and in the name of his spouse and 1,000 shares are by stock options.

(16)  All 500 shares are by stock options.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, 1st Bank Directors, officers and persons holding more than ten percent (10%) of 1st Bank's stock are required to report, within specified monthly and annual due dates, their initial ownership of Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. 1st Bank is required to describe in this Proxy Statement whether, to its knowledge, any person required to file such a report may have failed to do so in a timely manner. 1st Bank is not aware of any untimely filing.

             AMENDMENT TO ARTICLE V OF THE ARTICLES OF INCORPORATION

                                [PROPOSAL NO. 2]

Article V of the Articles of Incorporation that were adopted by the shareholders at the time of the incorporation of Tri-State 1st Bank, Inc. in 1995 provides in part that the aggregate number of shares which the corporation shall have authority to issue is 1,000,000 shares of common stock, without par value. There are presently 667,313 shares issued and 65,782 shares committed to be issued from the 1997 stock option plan of the 1,000,000 shares authorized.

The Board of Directors is recommending that the number of shares authorized be increased in the amount of 2,000,000 shares of common stock, without par value, to a total of 3,000,000 shares of the corporation that are authorized for issuance. At the time that the number of authorized shares was set at 1,000,000 shares, there were 205,400 shares issued. As a result of stock splits, stock dividends and the issuing of new shares in connection with the raising of additional capital in the year 2000, the number of shares is three and a half times that amount and only 266,905 shares remain available for issuance.

Although the Board has no present plans nor has it authorized any of the following, additional shares of common stock would be required for any stock splits, stock dividends and additional sales of stock in the future, and could be necessary to accommodate the acquisition of another corporation, financial institution or the offices of other financial institutions.

The new Article V shall read (in part) as follows:

ARTICLE V: THE AGGREGATE NUMBER OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 3,000,000 SHARES OF COMMON STOCK, WITHOUT PAR VALUE (THE
"COMMON STOCK")....

This Article of the Articles of Incorporation can be amended by the shareholders if its approved by affirmative vote of the holders of at least two-thirds of the outstanding shares of the Corporation entitled to vote on the amendments voting as a single class.

                                 RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.

                                STOCK OPTION PLAN

                                [PROPOSAL NO. 3]
GENERAL

On December 21, 2000, the Board of Directors of 1st Bank unanimously adopted the Tri-State 1st Bank, Inc. 2001 Stock Option Plan (the "Plan"). The Plan is not subject to the provisions of the Employee Retirement Income Securities Act of 1974 ("ERISA"), nor is it subject to or qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). No person may create a lien on any funds, securities or other property held under the Plan.

A summary of the material features of the Plan is set forth below. This summary does not purport to be complete, and reference to the full text of the Plan should be made for further information. In addition, a copy of the Plan will be made available upon request addressed to Charles B. Lang, President, Tri-State 1st Bank, Inc., P. O. Box 796, East Liverpool, Ohio, 43920, telephone number
(330) 385-9200.

The Board of Directors has no immediate plans to grant options under the Plan to any qualified participant.

                                SUMMARY OF PLAN
PURPOSE

The purpose of the Plan is to establish a means whereby 1st Bank may, through the award of options to purchase Common Stock, no par value, of 1st Bank, provide designated employees of 1st Bank and its affiliates and selected non-employees with additional incentive to promote the financial success of 1st Bank and its affiliates. The Plan authorizes the granting of awards in the form of Non-qualified Stock Options ("NSOs") and Incentive Stock Options ("ISOs"). NSOs and ISOs are individually referred to herein as an "Option" and collectively as "Options".

No Option will be granted after the tenth anniversary of the adoption of the Plan; provided however that the Plan and all Options under the Plan prior to that date will remain in effect until the Options have been satisfied or terminated in accordance with the Plan and the terms of the Options.

ELIGIBILITY

The class of persons eligible to receive awards under the Plan are designated employees of 1st Bank and its affiliates (including executive officers and Directors) and selected non- employees (including consultants, agents and non-employee directors) as designated by 1st Bank's Stock Option Committee ("Committee"). It is intended that options will be granted to selected officers and Directors of 1st Bank although there is no present plans to grant options to any qualified participant. Currently there are ten eligible employees and seven eligible non-employee Directors.

ADMINISTRATION

The Plan will be administered by a Committee consisting of at least two members of the Board of Directors of 1st Bank, who will be appointed by, and serve at the pleasure of, the Board. Each member of the Committee will be a "non-employee director" within the meaning of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, or any successor provision.

The Committee has the power to (i) determine and designate in its sole and absolute discretion the employees and non-employees who are eligible to participate in the Plan and to whom Options are to be granted; (ii) authorize the granting of ISOs to employees and NSOs to eligible participants; (iii) determine the number of shares awarded with each Option, subject to certain limitations set forth in the Plan; (iv) determine the time or times and the manner when each Option will be exercisable and the duration of the exercise period; and (v) impose limitations, restrictions and conditions upon any Option as the Committee deems appropriate.

The Committee may interpret the Plan, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan and make other determinations and take other action as it deems necessary or advisable, which will be final, binding and conclusive.

SHARES SUBJECT TO PLAN

Shares of capital stock that may be issued under the Plan will be authorized and unissued Common Stock or treasury shares of Common Stock. The maximum number of shares of Common Stock for which Options may be issued under the Plan are 35,000, subject to adjustment in connection with stock dividends or distributions, recapitalizations, merger, consolidation, split-up, combination, exchange of shares or the like. If any Option granted under the Plan terminates, expires or is canceled as to any shares, a new Option may be granted, subject to the limitations regarding the maximum grant of Options to any employee.

NON-QUALIFIED STOCK OPTION PRICE

Generally, the Option price per share of Common Stock deliverable upon the exercise of a NSO will be 100% of the fair market value of a share of Common Stock on the date the Option is granted. As used in the Plan, the "fair market value of a share of Common Stock on the date the Option is granted" means the closing price of the Common Stock as reported on the primary public market on which the Common Stock is traded on the trading day last ended prior to the time the Non-qualified Stock Option is granted, or if the Common Stock ceases to be traded on a public market, the last determinable market price or value as reasonably determined by the Committee in accordance with customarily accepted practices for determining the price or value of stock traded in a like manner as the Common Stock is then traded. The market value of one share of Common Stock of 1st Bank as of March 9, 2001, was $24.50.

INCENTIVE STOCK OPTION PRICE

The Option price per share of Common Stock deliverable upon the exercise of an ISO will be 100% of the fair market value of a share of Common Stock on the date the Option is granted, unless the Option has been granted to an owner of 10% or more of the total combined voting power of the 1st Bank and its subsidiaries. In that case, the Option price will be 110% of the fair market value of a share of Commons Stock on the date the ISO Option is granted. The aggregate fair market value (determined on the date the Option is granted) of Common Stock subject to all ISOs granted to an employee that are exercisable for the first time by the employee in any calendar year can not exceed $100,000.

MANNER OF PAYMENT

The grant of an Option under the Plan will be evidenced by a written agreement between 1st Bank and the Plan participant, stating the number of shares of Common Stock subject to the Option. Each agreement will set forth the procedure governing the exercise of the Option granted thereunder and will provide that, upon exercise, the Plan participant will pay the full Option price in cash or with previously owned Common Stock.

TAX EFFECTS OF PLAN PARTICIPATION

Non-Qualified Stock Options. Under present Federal income tax regulations, there will be no Federal income tax consequences to either 1st Bank or the participant upon the grant of an NSO. However, the participant will realize ordinary income on the exercise of an NSO in an amount equal to the excess of the Common Stock acquired upon the exercise of such Option over the exercise price, and 1st Bank will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short or long-term capital gain, depending on the participant's holding period.

Incentive Stock Options. Under present Federal income tax regulations, there will be no Federal income tax consequences to either 1st Bank or the participant upon the grant of an ISO or the exercise thereof by the participant. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period") the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute a long-term capital gain or loss, and 1st Bank will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the Common Stock purchased at the time of the exercise over the aggregate option price, and 1st Bank will be entitled to a Federal income tax deduction equal to such amount.

RETIREMENT OR DISABILITY

Upon the termination of the participant's employment by reason of permanent disability or retirement (as each is determined by the Committee), the participant may, within 36 months from the date of termination of employment, exercise any Options to the extent the Options were exercisable during that 36 month period; provided, however, that any ISO must have been exercisable at the date of termination of employment.

TERMINATION FOR OTHER REASONS

Except as provided above or except as otherwise determined by the Committee, all Options shall terminate three months after the termination of any employee participant's employment.

NON-ASSIGNABILITY

No Option under the Plan shall be assignable or transferable by the recipient thereof, except by will or by the laws of descent and distribution. During the life of the recipient, the Option shall be exercisable only by that person or by the person's guardian or legal representative.

AMENDMENT TO THE PLAN

The Board of Directors of 1st Bank may, without further action by the Shareholders and without receiving further consideration from the participants, amend the Plan or condition or modify Options under the Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or to comply with stock exchange rules or requirements.

The Board of Directors of 1st Bank may at any time and from time to time terminate or modify or amend the Plan in any respect, except that without Shareholder approval the Board may not (i) increase the maximum number of shares of Common Stock that may be issued under the Plan (other than increases pursuant to adjustments); (ii) extend the period during which any award may be granted or exercised; or (iii) extend the term of the Plan. The termination or any modification or amendment of the Plan, will not affect any participant's rights under the Option previously granted to the participant unless the participant consents.

The Board of Directors recommends the approval of this proposal by the shareholders because it believes that a Stock Option Plan can be a valuable tool for motivating persons to promote the best interests of 1st Bank and its shareholders. On March 19, 1997, the shareholders approved a similar Stock Option Plan. Substantially all eligible Options have now been awarded and it will be necessary to place a new Plan in service if this type of incentive program is to be available to the Board in the future. The first Options granted under the prior Plan are scheduled to expire in 2002.

                                 RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.

                      RATIFICATION OF S. R. SNODGRASS, A.C.

                                [PROPOSAL NO. 4]

The Board of Directors of 1st Bank has appointed S. R. Snodgrass as independent auditors to examine the financial statements of 1st Bank and its subsidiaries for the fiscal year ending December 31, 2001, and have directed that such appointment be submitted for ratification by the Shareholders at the Annual Meeting.

The affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote is required for ratification. Management recommends that the appointment of S. R. Snodgrass be ratified by Shareholders.

Representatives of S. R. Snodgrass are expected to be present at the Annual Meeting. S. R. Snodgrass has represented 1st Bank since its formation and has represented 1st National since its charter was granted in 1987 and has served the Board of Directors in that capacity for nearly 14 years.

                                 RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.


The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year-ended December 31, 2000. In addition, the Committee has discussed with S.R. Snodgrass, Statements on Auditing Standards No. 61, Communication with Audit Committee.

The Committee has received the written disclosures from S.R. Snodgrass, required by Independence Standards Board Standard No. 1 and discussed with S.R. Snodgrass, its independence from the Company.

At December 31, 2000, fees paid to S. R. Snodgrass for the Audit of the financial statements and for the required quarterly review of 1st Bank and its subsidiaries for the year 2000 were $19,957. Additionally, fees paid to S. R. Snodgrass for other services for the year 2000, including the preparation of tax returns and the preparation and implementation of a profit enhancement program with senior management, was $35,486.

Based on the reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the 1st Bank's 2000 fiscal year, 1st Bank has been a party to the transactions described as follows with certain of its Directors, officers or Shareholders owning more than 5% of the 1st Bank Common Stock or business controlled by such persons or any member of the immediate family of any of such persons:

Director William E. Blair, Jr. has obtained three term loans from 1st National in the maximum aggregate principal amount of $1,027,000. The balance outstanding at March 9, 2001, was $971,163. The rate of interest on the outstanding balances are New York Prime rate (currently 8.50%) plus 1% and a rate of 10.50% on the remaining two loans.

Director Stephen W. Cooper has obtained a term loan and a line of credit in the aggregate principal amount of $124,697 from 1st National. The aggregate balance outstanding at March 9, 2001, was $110,833. The rates of interest on the loans are New York Prime rate plus 1.5% and 11%, respectively.

Director G. Allen Dickey has obtained a line of credit in the aggregate principal amount of $125,000 from 1st National. The aggregate balance outstanding at March 9, 2001, was $0. The rate of interest on the line of credit is New York Prime rate plus 1%.

Director Marvin H. Feldman has obtained a line of credit in the original principal amount of $350,000 and a member of his immediate family has obtained a loan in the original principal amount of $22,036 from 1st National. The aggregate balance outstanding at March 9, 2001, was $49,716. The rates of interest on the loans are New York Prime plus 1% and 9% respectively.

President and Director Charles B. Lang has obtained a real estate mortgage and an installment loan in the aggregate original principal amount of $76,521 from 1st National. The aggregate balance outstanding on March 9, 2001, was $61,135. The rates of interest on the loans are 8% and 8.5% respectively.

Officer Steven A. Mabbott has obtained a real estate mortgage and an installment loan in the aggregate original principal amount of $132,742 from 1st National. The aggregate balance outstanding on March 9, 2001 was $128,087. The rates of interest on the loans are 8.50% and 12%, respectively.

Officer Roger D. Sanford has obtained (5) real estate mortgage loans in the aggregate original principal amount of $108,000 from 1st National. The aggregate balance outstanding as of March 9, 2001 was $61,697. The rates of interest on the loans range from 8% to 11.5%.

                    OTHER MATTERS TO COME BEFORE THE MEETING

                                [PROPOSAL NO. 5]

No other matters are intended to be brought before the Annual Meeting by 1st Bank, nor does 1st Bank know of any other matters to be brought before the Annual Meeting by others. If other matters properly come before the meeting, the persons named in the Proxy will vote the shares represented therein in accordance with the judgment of management on any such matters.

                              SHAREHOLDER PROPOSALS

Shareholders who desire to submit proposals at 1st Bank's 2002 Annual Meeting of Shareholders must submit such proposals so that they are received by 1st Bank no later than October 29, 2001, in order to be considered for inclusion in 1st Bank's 2002 Proxy materials. Such shareholder proposals as well as any questions relating thereto, should be submitted to Tri-State 1st Bank, Inc., P. O. Box 796, East Liverpool, Ohio 43920, Attn: Secretary.

                                     GENERAL

UPON WRITTEN REQUEST TO 1ST BANK BY ANY SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY, 1ST BANK WILL FURNISH A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT CHARGE TO THE SHAREHOLDER REQUESTING THE SAME. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF KEITH R. CLUTTER, SECRETARY, P. O. BOX 796, EAST LIVERPOOL, OHIO 43920.


By Order of the Board of Directors


/s/ KEITH R. CLUTTER


Keith R. Clutter
Secretary

                                   PROXY CARD
                            TRI-STATE 1ST BANK, INC.
                                  P. O. Box 796
                           East Liverpool, Ohio 43920

                    PLEASE CHECK THE APPROPRIATE SPACES BELOW

The undersigned hereby appoints Hazel C. Schreckengost, J. Robert Berg and Nancy Thompson Cope, and each of them, each with the power to appoint a substitute, to represent the undersigned and to vote all of the shares of Common Stock in Tri-State 1st Bank, Inc. ("1st Bank") held of record by the undersigned at the close of business on March 9, 2001, at the Annual Meeting of Shareholders of 1st Bank to be held at the main office of 1st National Community Bank, 16924 St. Clair Avenue, East Liverpool, Ohio, on Wednesday, April 18, 2001, at 7:00 P.M., and at any adjournment thereof.

A vote FOR the following proposals is recommended by the Board of Directors:

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR all proposals. Whether or not you are able to attend the meeting, you are urged to sign and mail the Proxy in the return envelope provided so that your stock may be represented at the meeting.

1.   ELECTION OF DIRECTORS
     Election of the three (3) nominees listed below as members of 1st Bank's Board of
     Directors as Class 2 Directors.
            Keith R. Clutter                _____  FOR        _____  AGAINST    _____  ABSTAIN
            G. Allen Dickey                 _____  FOR        _____  AGAINST    _____  ABSTAIN
            John P. Scotford, Sr.           _____  FOR        _____  AGAINST    _____  ABSTAIN

2.   TO AMEND Article V of the Articles of Incorporation increasing authorized shares to 3,000,000
                                            _____  FOR        _____  AGAINST    _____  ABSTAIN

3.   TO APPROVE adoption of the 2001 Stock Option Plan
                                            _____  FOR        _____  AGAINST    _____  ABSTAIN

4.   TO RATIFY the selection by the Board of Directors of S. R. Snodgrass, A.C., as 1st Bank's
     independent public auditors for the 2001 fiscal year.
                                            _____  FOR        _____  AGAINST    _____  ABSTAIN

5.   Transaction of such other business as may properly come before the meeting or any postponement or adjournments thereof.
                                            _____  FOR        _____  AGAINST    _____  ABSTAIN

                      THIS PROXY IS SOLICITED ON BEHALF OF
                       THE BOARD OF DIRECTORS OF 1ST BANK

Signature (s):
                                    Date:              No. of Shares:
----------------------------------       -------------               ---------

----------------------------------  ------------------------------------------
(Please print or type name[s])      (Please print or type name[s])

NOTE: Sign exactly as your name(s) appear on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or other authorized officer, and the corporate seal should be affixed thereto. If shares of stock are held of record by a partnership, the Proxy should be executed in partnership name by an authorized person. Executors or administrators or other fiduciaries who execute the Proxy for a deceased shareholder should give their full title. Please date the Proxy.